FT 291

             America's Leading Brands Growth Trust, Series 4
                Auto & Transportation Growth Trust Series
                  Communications Growth Trust, Series 3
                     Internet Growth Trust, Series 5
              Regional Bank & Thrift Growth Trust, Series 2

           Supplement to the Prospectus dated October 15, 1998

     Notwithstanding anything to the contrary in the Prospectus, broker/dealers or other selling agents will receive an additional volume concession or agency commission of .30% of the Public Offering Price on all purchases if such broker/dealers or other selling agents have aggregate purchases of Trust Units from the Sponsor on the Initial Date of Deposit of at least $100,000 of the Trusts or $250,000 of any one of such Trusts on any day thereafter, or if such broker/dealers or other selling agents were entitled to such additional volume concession or agency commission based on their sales of Units of the Trusts contained in FT 259.

October 16, 1998